UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Brendan Hamill, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: April 30

Date of reporting period: April 30, 2021 – October 31, 2021

Explanatory note: The Registrant is filing this amendment to its Form N-CSRS for the period ended October 31, 2021, originally filed with the Securities and Exchange Commission on January 7, 2022 (Accession Number 0001398344-22-000330) (the “Original Filing”). The purpose of this amendment is to update Item 1(a) to include the semi-annual report of Disciplined Growth Investor’s Fund, which was inadvertently omitted.

The remainder of Item 1 and Items 2 through Item 12 of the Original Filing are incorporated herein by reference.

Item 1.	Reports to Stockholders.

(a)	Report of Disciplined Growth Investor’s Fund

DISCIPLINED GROWTH INVESTORS

2021

DGIFUND

SEMI-ANNUAL REPORT

THIS REPORT CONTAINS A LETTER TO SHAREHOLDERS AND IMPORTANT FINANCIAL INFORMATION ABOUT THE DISCIPLINED GROWTH INVESTORS FUND. THE FUND'S FISCAL YEAR RUNS FROM MAY 1ST THROUGH THE FOLLOWING APRIL 30TH. FINANCIAL REPORTS ARE PREPARED ON A SEMI-ANNUAL AND ANNUAL BASIS. FOR OTHER REPORTS, ARTICLES, AND INFORMATION VISIT WWW.DGIFUND.COM.

PHONE: 855.344.3863 - FAX: 866.205.1499 - PO BOX 275 - DENVER, CO 80201

OCTOBER 31, 2021 / DGINV.COM

TABLE OF CONTENTS

SEMI-ANNUAL REPORT

SHAREHOLDER LETTER	1
PERFORMANCE UPDATE	4
DISCLOSURE OF FUND EXPENSES	6
PORTFOLIO OF INVESTMENTS	7
STATEMENT OF ASSETS AND LIABILITIES	18
STATEMENT OF OPERATIONS	19
STATEMENTS OF CHANGES IN NET ASSETS	20
FINANCIAL HIGHLIGHTS	22
NOTES TO FINANCIAL STATEMENTS	24
ADDITIONAL INFORMATION	31
PRIVACY POLICY	32

Disciplined Growth Investors’ goal is to communicate clearly and transparently with our clients and mutual fund shareholders. It is mutually beneficial when our shareholders understand how we invest, what we are currently thinking and forecasting, and the specific investment decisions we have made. Our views and opinions regarding the investment prospects of our portfolio holdings and the Fund are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for these forecasts and have confidence in our investment team’s views, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements as those including words such as “believe”, “expect”, “anticipate”, “forecast”, and similar statement. We cannot assure future performance. These forward-looking statements are made only as-of the date of this report. Following the publication of this report, we will not update any of the forward-looking statements included here.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

OCTOBER 31, 2021	DGINV.COM

The Disciplined Growth Investors Fund	Shareholder Letter
October 31, 2021 (Unaudited)

Fund Performance and Asset Mix:

For the first six months of The DGI Fund’s fiscal year (5/1/21-10/31/21), The DGI Fund returned 2.02%. Stocks in the Fund increased by 3.18% and bonds increased 0.70%. As of 10/31/21, the Fund’s asset mix was 68.8% stocks and 31.2% bonds and cash.

In these six months, The DGI Fund underperformed the S&P 500 index (the Fund’s benchmark), which increased 10.91%. During this time, the DGI Fund held 25 stocks that increased in value and 24 stocks that declined in value. The ten largest equity holdings in The DGI Fund combined to add 1.65% to the Fund’s total performance.

The Fund’s bond portfolio underperformed the Barclays Government & Corporate Credit index, which increased by 1.06%.1

It is more helpful to provide context for the calendar year 2021 to-date than to narrowly recap the last six months. 2021 to-date continues to show the effects of indexing. As more money flows into index funds, in turn more capital flows into the largest names in the index. It appears to us that many of the largest positions in the S&P 500 have stock prices well above their intrinsic value. For a narrow band of stocks in the market, this is problematic. The first and easiest investment decision is simply to stay away from these companies, regardless of the short-term increases in stock price they may produce.

More encouragingly, we see a clear investment path for 2022 and beyond: choose good companies whose stocks are well-priced. It takes a lot of work to find this type of company and stock, but we are finding them. When most of other investors’ attention goes to a narrow group of companies, we are often able to find promising investment opportunities. Market volatility may not be enjoyable, but it can give us the gift of attractive points to add to existing stocks positions in the Fund and find new investment opportunities. Sticking to our investment discipline keeps our focus on solid long-term opportunities and away from overvalued stocks.

The outlook for bonds is very poor. Interest rates are low and inflation has reared its ugly head. In the year-to-date, bondholders have lost real purchasing power due to the effects of inflation. With low yields, bonds could still be considered a bastion of safety or principal stability in the short term. Inflation undercuts a key benefit of bonds: that your principal and purchasing power are protected. Currently, lending money to the US Government for 30 years (a 30-year US Treasury Bond) would yield only 2.06% per year. More normal historical yields on long-term government bonds would be 4-5%. In the current environment, government bond yields do not outpace inflation, let alone provide a meaningful return. The same dynamic is true of corporate bonds even though they offer slightly higher interest rates. Because of these issues in the bond market, we have kept the Fund’s bond portfolio short-term in duration and have allocated minimum allowable amount of the Fund toward bonds.

Putting all that together, we believe we have your Fund positioned to harness the positive long-term growth potential in stocks while maintaining a prudent allocation to bonds to help weather unavoidable volatility along the way.

A summary of the specific investment decisions in your Fund is below. You can find additional performance information and a full list of the Fund’s holdings in this semi-annual report and at www.dgifund.com.

Semi-Annual Report | October 31, 2021	1

The Disciplined Growth Investors Fund	Shareholder Letter
October 31, 2021 (Unaudited)

Portfolio Activity

New Stocks and additions to existing holdings:

Since we wrote to you last (4/30/21), the investment team added two new stocks, LGI Homes and Take-Two Interactive Software, to The DGI Fund.

From the ground up, LGI Homes is a completely different kind of homebuilder – they build high-quality, affordable homes and target homebuyers who otherwise would only be able to afford to rent. From its real estate strategy to its marketing methods, the company has built a very systematized, efficient business model which has not been successfully replicated by competitors, despite numerous attempts. We believe this underserved, entry-level homebuyer market is an untapped opportunity of which LGI is in a good position to address.

Take-Two Interactive Software is a video game publisher which owns several studios that produce well-known titles with an emphasis a maintaining quality products and long-term franchises, instead of the rapid, lower-quality content treadmill that many game publishers pursue. The global video game market is extensive and expanding, with economics that are shifting in favor of content developers like Take-Two. In our opinion, this gives the company the ability to grow profits at a rate well in excess of sales. We initiated a position because we believe that Take-Two has a unique, valuable franchise with a strong competitive position.

In the last six months, we also added to the existing allocations of four stocks: Proto Labs, Plexus Corp., Microchip Technology, and Viasat.

Complete Sales and Trims to Existing Positions:

We sold the remaining position in FactSet Research Systems and Manhattan Associates, while Stamps.com was acquired by a private equity firm.

FactSet Research Systems provides investment professionals with tools, data, and software to facilitate decision-making. As passive investing continues to grow, the company has invested in new areas to generate revenue. In our opinion, this has increased the risk profile of an already expensive stock. That led us to sell our position to invest in other opportunities in the portfolio.

Manhattan Associates offers inventory, warehouse, and order management services that help retailers defend against competitive threats from Amazon. Despite solid progress on a number of corporate goals and a premier position in industry, the stock price has far exceeded the intrinsic value of the company, so we sold the entire position.

Stamps.com helps small businesses, online retailers, and home office workers handle their postage and delivery services. The service allows their clients to minimize their shipping costs and better accommodate customers’ shipping preferences. Stamps.com stock surged this summer after the company announced it had agreed to be sold to the private equity firm Thoma Bravo.

In this time we also reduced the Fund’s allocation towards Middleby Corp.

Sincerely,

Frederick K. Martin, CFA -- Portfolio Manager

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter
October 31, 2021 (Unaudited)

*	Asset class-specific performance is before fees. The Fund’s single fee – the management fee – is paid from the Fund’s holding of cash. Total Fund net-of-fees performance is presented in this letter, later in this annual report, and is updated monthly on the Fund’s website, www.dgifund.com.
[1]	The Barclay’s Government & Corporate Credit index is not a benchmark for the Fund. It is referenced here simply to compare the Fixed Income holdings’ performance within the Fund against a broad bond market index.

The Barclay’s Government & Corporate Credit index includes both corporate (publicly-issued, fixed-rate, nonconvertible, investment grade, dollar-denominated, SEC-registered, corporate dept.) and government (Treasury Bond index, Agency Bond index, 1-3 Year Government index, and the 20+-Year treasury) indexes, including bonds with maturities up to ten years.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Asset class-specific performance is before fees. The Fund’s single fee – the management fee – is paid from the Fund’s holding of cash. Total Fund net-of-fees performance is presented in this letter, later in this annual report, and is updated monthly on the Fund’s website, www.dgifund.com.

The views of Disciplined Growth Investors, Inc. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views.

The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Disciplined Growth Investors, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Fred Martin is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

Semi-Annual Report | October 31, 2021	3

The Disciplined Growth Investors Fund	Performance Update
October 31, 2021 (Unaudited)

Annualized Total Return Performance (for the period ended October 31, 2021)

	6 month	1 Year	3 Year	5 Year	10 Year	Since Inception*
The Disciplined Growth Investors Fund	2.02%	30.01%	16.68%	14.36%	12.43%	13.09%
S&P 500® Total Return Index(1)	10.91%	42.91%	21.48%	18.93%	16.21%	16.59%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

The table does not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund Inception date of August 12, 2011.

(1)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update
October 31, 2021 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended October 31, 2021)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation

(as a % of Net Assets)*

Technology	34.77%
Consumer Discretionary	12.95%
Health Care	5.99%
Energy	3.38%
Industrials	11.06%
Financials	0.26%
Communications	0.42%
Corporate Bonds	17.82%
Foreign Corporate Bonds	1.11%
Foreign Government Bonds	0.20%
Government & Agency Obligations	9.77%
Other Assets in Excess of Liabilities	2.27%

Top Ten Holdings

(as a % of Net Assets)*

U.S. Treasury Note	5.57%
Intuit, Inc.	3.05%
Align Technology, Inc.	2.98%
Gentex Corp.	2.95%
Akamai Technologies, Inc.	2.93%
Garmin, Ltd.	2.92%
Plexus Corp.	2.74%
Autodesk, Inc.	2.66%
Power Integrations, Inc.	2.64%
Cognex Corp.	2.49%
Top Ten Holdings	30.93%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2021	5

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses
October 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2021 through October 31, 2021.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2021	Ending Account Value 10/31/2021	Expense Ratio(a)	Expenses Paid During period 5/1/2021 - 10/31/2021(b)
Actual	$1,000.00	$1,020.20	0.78%	$ 3.97
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$ 3.97

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (68.83%)
COMMUNICATIONS (0.42%)
Media (0.42%)
Take-Two Interactive Software, Inc. (a)	8,409	$1,522,029

TOTAL COMMUNICATIONS		1,522,029

CONSUMER DISCRETIONARY (12.95%)
Consumer Discretionary Products (5.88%)
Gentex Corp.	298,676	10,570,144
Gentherm, Inc. (a)	35,826	2,637,868
LGI Homes, Inc. (a)	17,005	2,538,847
Under Armour, Inc. , Class A(a)	244,444	5,367,990
		21,114,849

Consumer Discretionary Services (2.04%)
Royal Caribbean Cruises, Ltd. (a)	58,077	4,903,441
Strategic Education, Inc.	35,214	2,401,947
		7,305,388

Retail & Whsle - Discretionary (5.03%)
Nordstrom, Inc. (a)	71,346	2,049,771
Sleep Number Corp. (a)	72,325	6,389,190
Stitch Fix, Inc. , Class A(a)	100,309	3,470,691
TJX Cos., Inc.	93,742	6,139,164
		18,048,816

TOTAL CONSUMER DISCRETIONARY		46,469,053

ENERGY (3.38%)
Oil & Gas (3.38%)
Core Laboratories NV	28,475	740,635
Coterra Energy, Inc.	322,602	6,877,875
Southwestern Energy Co. (a)	924,720	4,512,633
		12,131,143

TOTAL ENERGY		12,131,143

Semi-Annual Report | October 31, 2021	7

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
FINANCIALS (0.26%)
Banking (0.26%)
Cullen/Frost Bankers, Inc.	7,215	$934,343

TOTAL FINANCIALS		934,343

HEALTH CARE (5.99%)
Health Care (5.99%)
Align Technology, Inc. (a)	17,156	10,711,692
Intuitive Surgical, Inc. (a)	21,111	7,623,816
Myriad Genetics, Inc. (a)	102,968	3,168,325
		21,503,833

TOTAL HEALTH CARE		21,503,833

INDUSTRIALS (11.06%)
Industrial Products (6.40%)
Cognex Corp.	101,947	8,929,538
Graco, Inc.	43,386	3,261,759
Middleby Corp. (a)	15,159	2,765,608
Proto Labs, Inc. (a)	91,613	5,479,374
Snap-on, Inc.	12,480	2,536,310
		22,972,589

Industrial Services (4.66%)
Alarm.com Holdings, Inc. (a)	64,433	5,429,124
Deluxe Corp.	44,206	1,576,828
JetBlue Airways Corp. (a)	180,992	2,539,318
Landstar System, Inc.	30,964	5,443,781
MSC Industrial Direct Co., Inc. , Class A	20,443	1,718,643
		16,707,694

TOTAL INDUSTRIALS		39,680,283

TECHNOLOGY (34.77%)
Software & Tech Services (12.41%)
Akamai Technologies, Inc. (a)	99,689	10,513,202
Autodesk, Inc. (a)	30,105	9,561,649
IHS Markit, Ltd.	27,705	3,621,598
Intuit, Inc.	17,496	10,952,321
Open Text Corp.	92,927	4,678,874
Paychex, Inc.	42,125	5,193,170
		44,520,814

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
TECHNOLOGY (continued)
Tech Hardware & Semiconductors (22.36%)
Arista Networks, Inc. (a)	12,584	$5,155,539
Dolby Laboratories, Inc. , Class A	93,629	8,272,122
Garmin, Ltd.	72,972	10,478,779
InterDigital, Inc.	37,608	2,517,855
IPG Photonics Corp. (a)	12,927	2,055,522
Microchip Technology, Inc.	106,774	7,910,886
Plantronics, Inc. (a)	114,633	3,067,579
Plexus Corp. (a)	112,755	9,845,767
Power Integrations, Inc.	91,650	9,459,196
Pure Storage, Inc. , Class A(a)	228,017	6,124,537
Super Micro Computer, Inc. (a)	209,943	7,429,883
Viasat, Inc. (a)	133,100	7,944,739
		80,262,404

TOTAL TECHNOLOGY		124,783,218

TOTAL COMMON STOCKS
(Cost $147,713,029)		$247,023,902

	Principal Amount	Value (Note 2)
CORPORATE BONDS (17.82%)
COMMUNICATIONS (1.11%)
Cable & Satellite (0.27%)
Comcast Corp.
4.150% 10/15/2028	$860,000	$981,901

Entertainment Content (0.28%)
ViacomCBS, Inc.
3.700% 06/01/2028	910,000	999,609

Wireless Telecommunications Services (0.56%)
AT&T, Inc.
4.350% 03/01/2029	890,000	1,010,993
4.450% 04/01/2024	4,000	4,305
Verizon Communications, Inc.
4.329% 09/21/2028	860,000	982,134
		1,997,432

TOTAL COMMUNICATIONS		3,978,942

Semi-Annual Report | October 31, 2021	9

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2021 (Unaudited)

	Principal Amount	Value (Note 2)
CONSUMER DISCRETIONARY (1.99%)
Airlines (0.27%)
Southwest Airlines Co.
3.450%11/16/2027	$920,000	$983,442

Automobiles Manufacturing (0.31%)
General Motors Co.
5.000%10/01/2028	960,000	1,103,556

Consumer Services (0.28%)
Cintas Corp. No 2
3.700%04/01/2027	900,000	992,450

Restaurants (0.29%)
McDonald's Corp., Series MTN
6.300%03/01/2038	715,000	1,022,193

Retail - Consumer Discretionary (0.84%)
Advance Auto Parts, Inc.
1.750%10/01/2027	1,010,000	993,436
Amazon.com, Inc.
5.200%12/03/2025	885,000	1,015,458
Lowe's Cos., Inc.
3.650%04/05/2029	925,000	1,022,002
		3,030,896

TOTAL CONSUMER DISCRETIONARY		7,132,537

CONSUMER STAPLES (0.50%)
Food & Beverage (0.28%)
Anheuser-Busch InBev Worldwide, Inc.
4.000%04/13/2028	900,000	1,012,502

Mass Merchants ( 0.22%)
Costco Wholesale Corp.
2.750%05/18/2024	760,000	796,116

TOTAL CONSUMER STAPLES		1,808,618

ENERGY (1.96%)
Integrated Oils (0.27%)
BP Capital Markets America, Inc.
4.234%11/06/2028	860,000	981,477

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2021 (Unaudited)

	Principal Amount	Value (Note 2)
ENERGY (continued)
Pipeline (1.11%)
Energy Transfer LP
5.250%04/15/2029	$850,000	$987,765
Enterprise Products Operating LLC
3.125%07/31/2029	955,000	1,018,987
MPLX LP
2.650%08/15/2030	985,000	981,183
ONEOK, Inc.
4.550%07/15/2028	870,000	980,231
		3,968,166

Refining & Marketing (0.58%)
Phillips 66
2.150%12/15/2030	1,025,000	991,256
Valero Energy Corp.
4.000%04/01/2029	1,010,000	1,108,778
		2,100,034

TOTAL ENERGY		7,049,677

FINANCIALS (3.82%)
Banks (1.11%)
Regions Financial Corp.
1.800%08/12/2028	1,000,000	978,900
Truist Financial Corp., Series MTN
3.875%03/19/2029	895,000	1,006,223
US Bancorp, Series DMTN
3.000%07/30/2029	950,000	1,010,603
Wells Fargo & Co., Series GMTN
4.300%07/22/2027	885,000	991,794
		3,987,520

Commercial Finance (0.28%)
GATX Corp.
4.700%04/01/2029	862,000	995,694

Diversified Banks (0.76%)
Bank of America Corp., Series L
4.183%11/25/2027	715,000	788,120
Citigroup, Inc.
4.125%07/25/2028	885,000	984,629

Semi-Annual Report | October 31, 2021	11

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2021 (Unaudited)

	Principal Amount	Value (Note 2)
FINANCIALS (continued)
Diversified Banks (continued)
JPMorgan Chase & Co.
4.125%12/15/2026	$860,000	$953,363
		2,726,112

Financial Services (0.55%)
Morgan Stanley, Series GMTN
3.700%10/23/2024	900,000	965,486
Northern Trust Corp.
3M US L + 1.131% 05/08/2032 (b)	930,000	989,883
		1,955,369

Life Insurance (0.27%)
Principal Financial Group, Inc.
3.100%11/15/2026	920,000	980,582

Property & Casualty Insurance (0.28%)
American International Group, Inc.
4.250%03/15/2029	890,000	1,013,548

Real Estate (0.57%)
Simon Property Group LP
2.450%09/13/2029	1,010,000	1,027,667
Welltower, Inc.
4.125%03/15/2029	905,000	1,014,496
		2,042,163

TOTAL FINANCIALS		13,700,988

HEALTH CARE (1.11%)
Health Care Facilities & Services (0.27%)
CVS Health Corp.
3.250%08/15/2029	922,000	986,030

Managed Care (0.28%)
Anthem, Inc.
3.650%12/01/2027	900,000	988,256

Pharmaceuticals ( 0.56%)
AbbVie, Inc.
4.250%11/14/2028	880,000	999,976

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2021 (Unaudited)

	Principal Amount	Value (Note 2)
HEALTH CARE (continued)
Pharmaceuticals (continued)
Astrazeneca Finance LLC
1.750%05/28/2028	$1,000,000	$996,551
		1,996,527

TOTAL HEALTH CARE		3,970,813

INDUSTRIALS (2.33%)
Aerospace & Defense (0.47%)
Lockheed Martin Corp.
3.100%01/15/2023	680,000	698,466
Raytheon Technologies Corp.
4.125%11/16/2028	885,000	1,003,449
		1,701,915

Engineering & Construction (0.21%)
Fluor Corp.
4.250%09/15/2028	725,000	754,881

Railroad (0.53%)
Burlington Northern Santa Fe LLC
3.000%03/15/2023	2,000	2,057
3.400%09/01/2024	875,000	932,112
Union Pacific Corp.
3.950%09/10/2028	865,000	976,200
		1,910,369

Transportation & Logistics (0.57%)
FedEx Corp.
2.400%05/15/2031	985,000	987,685
United Parcel Service, Inc.
6.200%01/15/2038	715,000	1,048,384
		2,036,069

Waste & Environment Services & Equipment (0.55%)
Republic Services, Inc.
3.375%11/15/2027	910,000	981,343
Waste Management, Inc.
3.150%11/15/2027	915,000	982,436
		1,963,779

TOTAL INDUSTRIALS		8,367,013

Semi-Annual Report | October 31, 2021	13

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2021 (Unaudited)

	Principal Amount	Value (Note 2)
MATERIALS (0.28%)
Chemicals (0.28%)
DuPont de Nemours, Inc.
4.725%11/15/2028	$860,000	$1,006,233

TOTAL MATERIALS		1,006,233

UTILITIES (4.72%)
Utilities (4.72%)
Ameren Corp.
1.750%03/15/2028	1,020,000	999,352
American Electric Power Co., Inc.
3.200%11/13/2027	931,000	996,234
Arizona Public Service Co.
2.600%08/15/2029	960,000	989,365
Black Hills Corp.
3.150%01/15/2027	930,000	975,768
CenterPoint Energy, Inc.
4.250%11/01/2028	895,000	1,013,074
CMS Energy Corp.
3.450%08/15/2027	910,000	985,219
DTE Energy Co.
2.950%03/01/2030	940,000	977,241
Duke Energy Corp.
3.400%06/15/2029	940,000	1,012,834
Eastern Energy Gas Holdings LLC, Series B
3.000%11/15/2029	915,000	950,493
ITC Holdings Corp.
4.050%07/01/2023	540,000	563,850
National Rural Utilities Cooperative Finance Corp.
3.400%02/07/2028	930,000	1,010,426
NiSource, Inc.
2.950%09/01/2029	960,000	1,000,274
PacifiCorp
5.250%06/15/2035	762,000	976,023
Public Service Electric and Gas Co.
3.200%05/15/2029	905,000	982,072
Puget Energy, Inc.
3.650%05/15/2025	725,000	771,453
Sempra Energy
3.750%11/15/2025	699,000	757,468
Southern Co., Series 21-B
1.750%03/15/2028	1,010,000	987,735

14	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2021 (Unaudited)

	Principal Amount	Value (Note 2)
UTILITIES (continued)
Utilities (continued)
WEC Energy Group, Inc.
1.375%10/15/2027	$1,030,000	$1,002,801
		16,951,682

TOTAL UTILITIES		16,951,682

TOTAL CORPORATE BONDS
(Cost $62,498,999)		$63,966,503

FOREIGN CORPORATE BONDS (1.11%)
ENERGY (0.85%)
Exploration & Production (0.28%)
Canadian Natural Resources, Ltd.
3.850%06/01/2027	925,000	1,003,294

Pipeline (0.57%)
Enbridge, Inc.
3.700%07/15/2027	915,000	999,303
TransCanada PipeLines, Ltd.
7.250%08/15/2038	695,000	1,037,262
		2,036,565

TOTAL ENERGY		3,039,859

FINANCIALS (0.26%)
Diversified Banks (0.26%)
Royal Bank of Canada, Series GMTN
4.650%01/27/2026	850,000	953,942

TOTAL FINANCIALS		953,942

TOTAL FOREIGN CORPORATE BONDS
(Cost $3,878,556)		$3,993,801

FOREIGN GOVERNMENT BONDS (0.20%)
Corp Andina de Fomento
4.375%06/15/2022	712,000	727,429

TOTAL FOREIGN GOVERNMENT BONDS
(Cost $719,515)		$727,429

Semi-Annual Report | October 31, 2021	15

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2021 (Unaudited)

	Principal Amount	Value (Note 2)
GOVERNMENT & AGENCY OBLIGATIONS (9.77%)
U.S. Treasury Notes
0.125%04/30/2022	$6,000,000	$6,001,087
0.125%12/31/2022	20,000,000	19,978,906
1.375%10/15/2022	4,500,000	4,552,950
2.000%12/31/2021	4,500,000	4,514,000
		35,046,943

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $35,079,694)		$35,046,943

	Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.14%)
MONEY MARKET FUND (2.14%)
First American Treasury Obligations
Fund, 12/31/2049	0.010	%(c)	7,658,449	7,658,449

TOTAL SHORT TERM INVESTMENTS
(Cost $7,658,449)				$7,658,449

TOTAL INVESTMENTS (99.87%)
(Cost $257,548,242)				$358,417,027

Other Assets In Excess Of Liabilities (0.13%)				482,769

NET ASSETS (100.00%)				$358,899,796

(a)	Non-Income Producing Security.
(b)	Floating or variable rate security. The reference rate is described below. The rate in effect as of October 31, 2021 is based on the reference rate plus the displayed spread as of the securities last reset date.
(c)	Represents the 7-day yield.

Common Abbreviations:

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

Libor Rates:

3M US L - 3 Month LIBOR as of October 31, 2021 was 0.13%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this

16	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2021 (Unaudited)

report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	17

The Disciplined Growth Investors Fund	Statement of Assets and Liabilities
October 31, 2021 (Unaudited)

ASSETS
Investments, at value	$358,417,027
Cash	3,852
Receivable for shares sold	12,080
Dividends and interest receivable	709,186
Total assets	359,142,145

LIABILITIES
Payable for shares redeemed	6,100
Payable to adviser	236,249
Total liabilities	242,349
NET ASSETS	$358,899,796

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$222,202,146
Distributable Earnings	136,697,650
NET ASSETS	$358,899,796

INVESTMENTS, AT COST	$257,548,242

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$26.44
Shares of beneficial interest outstanding	13,573,912

See Notes to Financial Statements.

18	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statement of Operations

For the Six Months Ended October 31, 2021 (Unaudited)
INVESTMENT INCOME
Dividends	$966,453
Foreign taxes withheld	(7,974)
Interest	884,509
Total investment income	1,842,988

EXPENSES
Investment advisory fees (Note 6)	1,384,860
Total expenses	1,384,860
NET INVESTMENT INCOME	458,128

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain on investments	13,770,462
Net change in unrealized depreciation on investments	(7,259,430)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,511,032
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,969,160

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	19

The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS
Net investment income	$458,128	$1,099,538
Net realized gain	13,770,462	33,593,363
Net change in unrealized appreciation/(depreciation)	(7,259,430)	69,698,127
Net increase in net assets resulting from operations	6,969,160	104,391,028

DISTRIBUTIONS (Note 3)
From distributable earnings	(315,381)	(27,178,282)
Net decrease in net assets from distributions	(315,381)	(27,178,282)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	11,869,706	40,251,816
Issued to shareholders in reinvestment of distributions	307,624	26,486,925
Cost of shares redeemed	(5,381,070)	(25,092,730)
Net increase from capital share transactions	6,796,260	41,646,011

Net increase in net assets	13,450,039	118,858,757

NET ASSETS
Beginning of period	345,449,757	226,591,000
End of period	$358,899,796	$345,449,757

OTHER INFORMATION
Share Transactions
Issued	451,124	1,671,944
Issued to shareholders in reinvestment of distributions	11,628	1,105,859
Redeemed	(205,376)	(1,129,855)
Net increase in share transactions	257,376	1,647,948

See Notes to Financial Statements.

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Page Intentionally Left Blank

The Disciplined Growth Investors Fund

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME FROM OPERATIONS
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

DISTRIBUTIONS
From net investment income
From net realized gain on investments
Total distributions

INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)

RATIOS TO AVERAGE NET ASSETS
Expenses
Net investment income

PORTFOLIO TURNOVER RATE

(a)	Per share numbers have been calculated using the average shares method.
(b)	Not annualized.
(c)	In 2018 the Fund's total return consists of a voluntary reimbursement by the advisor for a realized investment loss. Excluding this item, total return would not have been impacted.
(d)	Annualized.

See Notes to Financial Statements.

22	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Financial Highlights
For a share outstanding during the years presented

For the Six Months Ended October 31, 2021 (Unaudited)		For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017
$25.94		$19.42	$21.15	$19.12	$18.20		$15.96

0.03		0.09	0.18	0.16	0.12		0.09
0.49		8.83	(1.14)	2.55	1.64		2.29
0.52		8.92	(0.96)	2.71	1.76		2.38

(0.02)		(0.10)	(0.17)	(0.12)	(0.12)		(0.09)
–		(2.30)	(0.60)	(0.56)	(0.72)		(0.05)
(0.02)		(2.40)	(0.77)	(0.68)	(0.84)		(0.14)

0.50		6.52	(1.73)	2.03	0.92		2.24
$26.44		$25.94	$19.42	$21.15	$19.12		$18.20

2.02	%(b)	47.00%	(4.79%)	14.74%	9.75	%(c)	14.96%

$358,900		$345,450	$226,591	$240,172	$204,068		$159,774

0.78	%(d)	0.78%	0.78%	0.78%	0.78%		0.78%
0.26	%(d)	0.39%	0.86%	0.80%	0.64%		0.50%

11	%(b)	31%	29%	22%	18%		16%

Semi-Annual Report | October 31, 2021	23

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2021 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded Foreign Government Debt securities and Foreign Corporate Bonds are typically traded

24	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2021 (Unaudited)

internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

When such prices or quotations are not available, or when Disciplined Growth Investors, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | October 31, 2021	25

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2021 (Unaudited)

The following is a summary of each input used to value the Fund as of October 31, 2021:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$247,023,902	$–	$–	$247,023,902
Corporate Bonds(a)	–	63,966,503	–	63,966,503
Foreign Corporate Bonds(a)	–	3,993,801	–	3,993,801
Foreign Government Bonds	–	727,429	–	727,429
Government & Agency Obligations	–	35,046,943	–	35,046,943
Short Term Investments	7,658,449	–	–	7,658,449
TOTAL	$254,682,351	$103,734,676	$–	$358,417,027

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

For the six months ended October 31, 2021 the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

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The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2021 (Unaudited)

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2021, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

The Disciplined Growth Investors Fund
Gross appreciation
(excess of value over tax cost)	$110,048,508
Gross depreciation
(excess of tax cost over value)	(9,179,723)
Net unrealized appreciation	$100,868,785
Cost of investments for income tax purposes	$257,548,242

Semi-Annual Report | October 31, 2021	27

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2021 (Unaudited)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2021, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$1,466,185	$25,712,097

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2021

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities, and U.S. Government Obligations) during the six months ended October 31, 2021, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$33,866,796	$34,496,263

Investment transactions in U.S. Government Obligations during the six months ended October 31, 2021 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$4,559,414	$1,512,070

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

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The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2021 (Unaudited)

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets. The management fee is paid on a monthly basis.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $9,043 for the six months ended October 31, 2021.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary management fee paid to the Adviser.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not

Semi-Annual Report | October 31, 2021	29

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2021 (Unaudited)

entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Additional Information
October 31, 2021 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-PORT reports are also available upon request by calling toll-free (855) 344-3863.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2021	31

The Disciplined Growth Investors Fund	Privacy Policy

WHO WE ARE
Who is providing this notice?	The Disciplined Growth Investors Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.

32	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR	DOES THE	CAN YOU LIMIT
PERSONAL INFORMATION	FUND SHARE:	THIS SHARING?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes –
to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes –
information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2021	33

The Disciplined Growth Investors Fund	Privacy Policy

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

34	1-855-DGI-FUND (344-3863) | www.DGIfund.com

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Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Dawn Cotten
Dawn Cotten (Principal Executive Officer)
President

Date:	July 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Dawn Cotten
Dawn Cotten (Principal Executive Officer)
President

Date:	July 22, 2022

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	July 22, 2022